UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22549

Northern Lights Fund Trust II
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Kevin E. Wolf, Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100, Elkhorn, NE 68022
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2735

Date of fiscal year end:	12/31

Date of reporting period:	12/31/25

Item 1. Reports to Stockholders.

(a)	Tailored Shareholder Report

Al Frank Fund

Class R (VALAX )

Annual Shareholder Report - December 31, 2025

Fund Overview

This annual shareholder report contains important information about Al Frank Fund for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.alfrankfunds.com. You can also request this information by contacting us at 1-888-263-6443.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$139	1.24%

How did the Fund perform during the reporting period?

It was a terrific 2025 and the Al Frank Fund performed well. For the year through December 31, 2025, VALAX returned 23.54%, compared with a return of 15.71% for the Russell 3000 Value index and a return of 17.15% for the Russell 3000 index. Of course, we have long been Value investors with our financial metrics looking much more like the Value indexes  This has long been our approach to investing assets in the Al Frank Fund, and we remain very proud of our long-term track record. Since inception on 01.02.98, VALAX has returned 10.63% per annum, which compares very favorably to the 28-year annualized return of 7.95% for the Russell 3000 Value index and the 9.14% annualized return for the Russell 3000 index. We suspect that many were surprised that 2025 turned out so well, given that stocks endured an unofficial Bear Market following the Liberation Day tariff announcements, the wars in Ukraine and Gaza raged, the U.S. government suffered its longest ever shutdown and domestic economic stats were hardly gangbusters. However, U.S. and global economic growth turned out to be better than expected, while corporate profits generally showed handsome increases, with rising earnings long a support for higher stock prices.Yes, valuations for some stocks have become stretched, which is why we think Value investing is the way to go and why stock picking matters, but it is tough to bet against the kinds of stocks we have long favored. This is especially true as earnings estimates for the Russell 3000 Value index, per data provider Bloomberg, project an increase of better than 11% in 2026 and more than 11% in 2027, while that Value gauge trades with a reasonable forward P/E ratio of 20 times. So, while we are always braced for selloffs, corrections and even Bear Markets, as they are part of the long-term investment process, we retain our optimism for the long-term prospects of what we believe are undervalued stocks.

Your fund managers continue to invest right alongside those who follow our value-oriented strategy, whether via The Prudent Speculator newsletter or as shareholders of The Al Frank Fund. After all, we have long believed in putting our money where our mouths are.

We thank you for your continued patronage!

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Al Frank Fund
S&P 500® Index
Russell 3000® Index
Russell 3000® Value Index
$40,000
$30,000
$20,000
$10,000
$0
$39,827
$38,012
$30,186
$27,036
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024
Dec-2025

	Al Frank Fund	S&P 500® Index	Russell 3000® Index	Russell 3000® Value Index
Dec-2015	$10,000	$10,000	$10,000	$10,000
Dec-2016	$11,587	$11,196	$11,274	$11,840
Dec-2017	$13,679	$13,640	$13,656	$13,402
Dec-2018	$12,608	$13,042	$12,940	$12,253
Dec-2019	$15,858	$17,149	$16,954	$15,470
Dec-2020	$17,482	$20,304	$20,495	$15,914
Dec-2021	$21,849	$26,132	$25,754	$19,952
Dec-2022	$18,901	$21,399	$20,808	$18,360
Dec-2023	$21,559	$27,025	$26,209	$20,500
Dec-2024	$24,434	$33,786	$32,448	$23,365
Dec-2025	$30,186	$39,827	$38,012	$27,036

Average Annual Total Returns

	1 Year	5 Years	10 Years
Al Frank Fund	23.54%	11.54%	11.68%
S&P 500® Index	17.88%	14.42%	14.82%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell 3000® Value Index	15.71%	11.18%	10.46%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call 1-888-263-6443.

Fund Statistics

  Net Assets$74,431,941
  Number of Portfolio Holdings70
  Advisory Fee (net of waivers)$514,968
  Portfolio Turnover5%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	98.0%
Money Market Funds	2.0%

What did the Fund invest in?

Sector Weighting (% of net assets)

Information Technology
25.5%
Financials
19.5%
Industrials
12.5%
Health Care
11.2%
Communication Services
7.4%
Consumer Discretionary
6.0%
Energy
4.8%
Materials
4.3%
Consumer Staples
3.9%
Real Estate
2.9%
Money Market Funds
2.0%

Value	Value
Money Market Funds	2.0%
Real Estate	2.9%
Consumer Staples	3.9%
Materials	4.3%
Energy	4.8%
Consumer Discretionary	6.0%
Communication Services	7.4%
Health Care	11.2%
Industrials	12.5%
Financials	19.5%
Information Technology	25.5%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
JPMorgan Chase & Company	3.0%
Alphabet, Inc., Class C	3.0%
Lam Research Corporation	2.8%
Goldman Sachs Group, Inc. (The)	2.7%
Corning, Inc.	2.7%
Capital One Financial Corporation	2.6%
Apple, Inc.	2.6%
Seagate Technology Holdings PLC	2.6%
General Motors Company	2.5%
Cummins, Inc.	2.4%

Material Fund Changes

No material changes occurred during the year ended December 31, 2025.

Al Frank Fund - Class R (VALAX )

Annual Shareholder Report - December 31, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (www.alfrankfunds.com), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123125-VALAX

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item 3.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2025 – $14,250

2024 – $14,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2025 – $4,600

2024 – $3,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2024 and 2025, respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2024 and 2025, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

2025
Annual Financial Statements & Additional Information

AL FRANK FUND

AL FRANK FUND
SCHEDULE OF INVESTMENTS
December 31, 2025

Shares		Fair Value
	COMMON STOCKS — 98.0%
	COMMUNICATION SERVICES — 7.4%
	CABLE & SATELLITE - 0.8%
20,000	Comcast Corporation, Class A	$597,800

	ENTERTAINMENT CONTENT - 1.4%
9,000	Walt Disney Company (The)	1,023,930

	INTERNET MEDIA & SERVICES - 4.6%
7,000	Alphabet, Inc., Class C	2,196,600
1,825	Meta Platforms, Inc., Class A	1,204,664
		3,401,264
	TELECOMMUNICATIONS - 0.6%
11,000	Verizon Communications, Inc.	448,030

	TOTAL COMMUNICATION SERVICES (Cost $1,629,504)	5,471,024

	CONSUMER DISCRETIONARY — 6.0%
	APPAREL & TEXTILE PRODUCTS - 0.5%
4,000	Deckers Outdoor Corporation(a)	414,680

	AUTOMOTIVE - 2.5%
22,500	General Motors Company	1,829,700

	HOME & OFFICE PRODUCTS - 0.7%
7,000	Whirlpool Corporation	504,980

	HOME CONSTRUCTION - 0.6%
7,000	Meritage Homes Corporation	460,600

	RETAIL - DISCRETIONARY - 1.7%
5,000	Abercrombie & Fitch Company, Class A(a)	629,350

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Shares		Fair Value
	CONSUMER DISCRETIONARY — 6.0% (Continued)
	RETAIL - DISCRETIONARY - 1.7% (Continued)
24,000	American Eagle Outfitters, Inc.	$632,880
		1,262,230

	TOTAL CONSUMER DISCRETIONARY (Cost $2,593,749)	4,472,190

	CONSUMER STAPLES — 3.9%
	FOOD - 0.8%
9,650	Tyson Foods, Inc., Class A	565,683

	RETAIL - CONSUMER STAPLES - 2.3%
5,000	Target Corporation	488,750
11,000	Walmart, Inc.	1,225,510
		1,714,260
	WHOLESALE - CONSUMER STAPLES - 0.8%
10,750	Archer-Daniels-Midland Company	618,017

	TOTAL CONSUMER STAPLES (Cost $892,070)	2,897,960

	ENERGY — 4.8%
	OIL & GAS PRODUCERS - 4.8%
11,500	EOG Resources, Inc.	1,207,615
11,000	Exxon Mobil Corporation	1,323,740
16,000	TotalEnergies S.E.	1,046,720
	TOTAL ENERGY (Cost $2,210,935)	3,578,075

	FINANCIALS — 19.5%
	BANKING - 10.3%
28,000	Bank of America Corporation	1,540,000
32,000	Fifth Third Bancorp	1,497,920
7,000	JPMorgan Chase & Company	2,255,540
6,000	PNC Financial Services Group, Inc. (The)	1,252,380

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Shares		Fair Value
	FINANCIALS — 19.5% (Continued)
	BANKING - 10.3% (Continued)
22,000	Truist Financial Corporation	$1,082,620
		7,628,460
	INSTITUTIONAL FINANCIAL SERVICES - 2.7%
2,325	Goldman Sachs Group, Inc. (The)	2,043,675

	INSURANCE - 3.4%
15,500	MetLife, Inc.	1,223,570
11,500	Prudential Financial, Inc.	1,298,120
		2,521,690
	SPECIALTY FINANCE - 2.6%
8,000	Capital One Financial Corporation	1,938,880

	TECHNOLOGY SERVICES - 0.5%
6,500	PayPal Holdings, Inc.	379,470

	TOTAL FINANCIALS (Cost $4,346,760)	14,512,175

	HEALTH CARE — 11.2%
	BIOTECH & PHARMA - 5.9%
3,000	Amgen, Inc.	981,930
18,495	Bristol-Myers Squibb Company	997,620
5,600	Johnson & Johnson	1,158,920
7,000	Merck & Company, Inc.	736,820
20,000	Pfizer, Inc.	498,000
		4,373,290
	HEALTH CARE FACILITIES & SERVICES - 2.5%
5,000	Cardinal Health, Inc.	1,027,500
11,000	CVS Health Corporation	872,960
1	Encompass Health Corporation	106
		1,900,566
	MEDICAL EQUIPMENT & DEVICES - 2.8%
7,750	Abbott Laboratories	970,998
7,000	Medtronic PLC	672,420

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Shares		Fair Value
	HEALTH CARE — 11.2% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 2.8% (Continued)
5,000	Zimmer Biomet Holdings, Inc.	$449,600
		2,093,018

	TOTAL HEALTH CARE (Cost $5,087,887)	8,366,874

	INDUSTRIALS — 12.5%
	AEROSPACE & DEFENSE - 1.5%
2,300	Lockheed Martin Corporation, Class B	1,112,441

	ELECTRICAL EQUIPMENT - 1.5%
3,500	Eaton Corporation PLC	1,114,785

	MACHINERY - 3.0%
2,700	Caterpillar, Inc.	1,546,749
1,452	Deere & Company	676,008
		2,222,757
	RENEWABLE ENERGY - 1.3%
6,500	EnerSys	953,875

	TRANSPORTATION & LOGISTICS - 2.8%
3,000	FedEx Corporation	866,580
4,250	Norfolk Southern Corporation	1,227,060
		2,093,640
	TRANSPORTATION EQUIPMENT - 2.4%
3,500	Cummins, Inc.	1,786,575

	TOTAL INDUSTRIALS (Cost $2,772,935)	9,284,073

	INFORMATION TECHNOLOGY — 25.5%
	SEMICONDUCTORS - 7.0%
47,480	Cohu, Inc.(a)	1,104,860
27,515	Intel Corporation(a)	1,015,303
12,000	Lam Research Corporation	2,054,160

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Shares		Fair Value
	INFORMATION TECHNOLOGY — 25.5% (Continued)
	SEMICONDUCTORS - 7.0% (Continued)
6,000	QUALCOMM, Inc.	$1,026,300
		5,200,623
	SOFTWARE - 4.2%
30,000	Gen Digital, Inc.	815,700
3,250	Microsoft Corporation	1,571,765
4,000	Oracle Corporation	779,640
		3,167,105
	TECHNOLOGY HARDWARE - 12.1%
7,100	Apple, Inc.	1,930,206
15,500	Benchmark Electronics, Inc.	662,780
18,000	Cisco Systems, Inc.	1,386,540
23,000	Corning, Inc.	2,013,880
10,000	NetApp, Inc.	1,070,900
7,000	Seagate Technology Holdings PLC	1,927,730
		8,992,036
	TECHNOLOGY SERVICES - 2.2%
5,500	International Business Machines Corporation	1,629,155

	TOTAL INFORMATION TECHNOLOGY (Cost $4,561,853)	18,988,919

	MATERIALS — 4.3%
	CHEMICALS - 1.9%
4,800	Albemarle Corporation	678,912
10,000	Celanese Corporation	422,800
13,000	Mosaic Company (The)	313,170
		1,414,882
	CONTAINERS & PACKAGING - 1.1%
20,500	International Paper Company	807,495

	METALS & MINING - 1.3%
10,000	Newmont Corporation	998,500

	TOTAL MATERIALS (Cost $2,229,645)	3,220,877

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Shares		Fair Value
	REAL ESTATE — 2.9%
	DATA CENTER REIT - 1.1%
5,500	Digital Realty Trust, Inc.	$850,905

	HEALTH CARE REIT - 0.7%
10,000	Alexandria Real Estate Equities, Inc.	489,400

	RETAIL REIT - 1.1%
40,000	Kimco Realty Corporation	810,800

	TOTAL REAL ESTATE (Cost $1,856,472)	2,151,105

	TOTAL COMMON STOCKS (Cost $28,181,810)	72,943,272

	SHORT-TERM INVESTMENTS — 2.0%
	MONEY MARKET FUNDS - 2.0%
1,475,371	Fidelity Government Portfolio, Class I, 3.67% (Cost $1,475,371)(b)	1,475,371

	TOTAL INVESTMENTS - 100.0% (Cost $29,657,181)	$74,418,643
	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.00%(c)	13,298
	NET ASSETS - 100.0%	$74,431,941

ADR	- American Depositary Receipt

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2025.

(c)	Amount represents less than 0.05%.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025

ASSETS
Investment securities:
At cost	$29,657,181
At value	$74,418,643
Dividends and interest receivable	86,592
Prepaid expenses & other assets	20,212
TOTAL ASSETS	74,525,447

LIABILITIES
Payable for Fund shares redeemed	31
Investment advisory fees payable	52,292
Audit fees payable	18,268
Printing fees payable	5,061
Payable to Related Parties	9,504
Accrued expenses and other liabilities	4,891
TOTAL LIABILITIES	93,506
NET ASSETS	$74,431,941

Net Assets Consist Of:
Paid in capital	$29,702,338
Accumulated earnings	44,729,603
NET ASSETS	$74,431,941

Net Asset Value Per Share:
Advisor Class Shares:
Net Assets	$74,431,941
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,546,672
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share (a)	$29.23

(a)	Redemptions of shares held 60 days or less may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2025

INVESTMENT INCOME
Dividends *	$1,516,319
Interest	91,070
TOTAL INVESTMENT INCOME	1,607,389

EXPENSES
Investment advisory fees	674,563
Administration fees	53,515
Registration fees	43,383
Transfer agent fees	37,836
Legal fees	22,714
Fund accounting fees	33,515
Trustees’ fees	23,355
Audit fees	21,589
Compliance officer fees	24,365
Third party administrative servicing fees	30,745
Shareholder reporting expense	19,844
Insurance expense	4,638
Custody fees	3,589
Other expenses	2,665
TOTAL EXPENSES	996,316
Less: Fees waived by the Adviser	(159,595)

NET EXPENSES	836,721
NET INVESTMENT INCOME	770,668

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	4,584,292
Net change in unrealized appreciation on investments	9,179,976

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	13,764,268

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,534,936

*	Includes withholding tax of $11,406.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
FROM OPERATIONS
Net investment income	$770,668	$861,267
Net realized gain from investments	4,584,292	6,184,567
Net change in unrealized appreciation on investments	9,179,976	1,650,897
Net increase in net assets resulting from operations	14,534,936	8,696,731

DISTRIBUTIONS TO SHAREHOLDERS
Advisor Class	(5,992,695)	(6,395,831)
Net decrease in net assets from distributions to shareholders	(5,992,695)	(6,395,831)

FROM SHARES OF BENEFICIAL INTEREST
Advisor Class:
Proceeds from shares sold	195,102	228,926
Net asset value of shares issued in reinvestment of distributions	5,917,597	6,324,874
Payments for shares redeemed	(7,498,220)	(8,664,586)
Redemption fee proceeds	120	104
Net decrease in net assets from shares of beneficial interest	(1,385,401)	(2,110,682)
TOTAL INCREASE IN NET ASSETS	7,156,840	190,218

NET ASSETS
Beginning of Year	67,275,101	67,084,883
End of Year	$74,431,941	$67,275,101

SHARE ACTIVITY - ADVISOR CLASS
Shares sold	7,384	8,514
Shares reinvested	203,634	233,822
Shares redeemed	(279,557)	(319,543)
Net decrease in shares of beneficial interest outstanding	(68,539)	(77,207)

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Advisor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$25.72	$24.92	$23.23	$29.12	$24.92

Activity from investment operations:
Net investment income (1)	0.31	0.34	0.38	0.37	0.24
Net realized and unrealized gain/(loss) on investments	5.73	3.12	2.80	(4.26)	5.95
Total from investment operations	6.04	3.46	3.18	(3.89)	6.19

Less distributions from:
Net investment income	(0.32)	(0.37)	(0.40)	(0.35)	(0.26)
Net realized gain on investments	(2.21)	(2.29)	(1.09)	(1.65)	(1.73)
Total distributions	(2.53)	(2.66)	(1.49)	(2.00)	(1.99)

Paid in capital from redemption fees (1)(4)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$29.23	$25.72	$24.92	$23.23	$29.12
Total return (2)	23.54%	13.34%	14.06%	(13.49)%	24.98%
Net assets, at end of year (000s)	$74,432	$67,275	$67,085	$64,610 (5)	$6,421

Ratio of gross expenses to average net assets (3)	1.48%	1.47%	1.47%	1.38%	1.42%
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets	1.14%	1.25%	1.58%	1.45%	0.83%
Portfolio turnover rate	4.80%	1.65%	1.59%	2.67%	5.10%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Amount represents less than $0.005 per share.

(5)	Reflects increase in net assets due to the conversion of Investor Class Shares to Advisor Class Shares on April 7, 2022.

See accompanying notes to financial statements.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2025

NOTE 1 - ORGANIZATION

The Al Frank Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The Al Frank Fund Advisor Class commenced operations on April 30, 2006. Advisor Class Shares are offered at net asset value without the imposition of any sales charge. Effective at the close of business on April 7, 2022, all outstanding Investor Class shares of the Fund were converted to Advisor Class shares of the Fund and Investor Class shares of the Fund were no longer offered for sale to new investors. Investor Class shares had commenced operations on January 2, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

A.	An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights

B.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

C.	Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2022, to December 31, 2024 or expected to be taken in the Fund’s December 31, 2025 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2025 (Continued)

D.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred. The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

E.	Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the year ended December 31, 2025, the Al Frank Fund assessed $120 in redemption fees.

F.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative size of the fund in the Trust.

G.	Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTE 3 - SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2025 (Continued)

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances) . If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure fair value of all of its investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2025 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2025 for the Fund’s assets measured at fair value:

Al Frank Fund
Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$5,471,024	$—	$—	$5,471,024
Consumer Discretionary	4,472,190	—	—	4,472,190
Consumer Staples	2,897,960	—	—	2,897,960
Energy	3,578,075	—	—	3,578,075
Financials	14,512,175	—	—	14,512,175
Health Care	8,366,874	—	—	8,366,874
Industrials	9,284,073	—	—	9,284,073
Information Technology	18,988,919	—	—	18,988,919
Materials	3,220,877	—	—	3,220,877
Real Estate	2,151,105	—	—	2,151,105
Total Common Stocks	72,943,272	—	—	72,943,272
Short-Term Investment
Money Market Fund	1,475,371	—	—	1,475,371
Total Short-Term Investment	1,475,371	—	—	1,475,371
Total Investments	$74,418,643	$—	$—	$74,418,643

There were no Level 3 securities held in the Fund during the year ended December 31, 2025.

The Fund invested a significant percentage of assets in equity securities of companies that the Adviser believes are participating in and benefitting from technologies, innovations, technology themes, or technology trends. The types of companies represented in the Fund’s portfolio include, but are not limited to, companies falling within the information technology sector. Because of its concentration in this sector, the Fund’s investment performance will be closely tied to many factors which affect those companies. As a result, the Fund’s net asset value is more likely to have greater fluctuations than that of a fund which invests in other sectors.

NOTE 4 - INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Kovitz Investment Group Partners, LLC serves as the Fund’s investment adviser (the “Adviser”) . Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets (“Advisory Fees”).

For the year ended December 31, 2025, the Adviser earned $674,563 in Advisory Fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2026, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation) do not exceed 1.24% of the Fund’s average net assets for Advisor Class shares. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years only if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) would not cause the Fund to exceed the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid only if reimbursement is made within three years from the date the fees and expenses were initially waived or reimbursed. Any such reimbursement is also contingent upon the Board’s review and approval at the time the reimbursement is

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2025 (Continued)

made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2025, the Adviser waived its fees in the amount of $159,595.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

12/31/2026	12/31/2027	12/31/2028
$146,969	$159,025	$159,595

During the year ended December 31, 2025, $129,083 of previously waived fees expired unrecouped.

Distributor – The distributor for the Fund is Northern Lights Distributors LLC (the “Distributor”) and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Fund did not pay any fees for distribution related services.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2025, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the Fund was $3,163,090 and $9,644,038, respectively.

NOTE 6 - AGGREGATE UNREALIZED APPRECIATION & DEPRECIATION – TAX BASIS

Cost for Federal Tax purposes	$29,689,040

Unrealized Appreciation	$45,858,545
Unrealized Depreciation	(1,128,942)
Tax Net Unrealized Appreciation	$44,729,603

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2025	December 31, 2024
Ordinary Income	$764,899	$864,881
Long-Term Capital Gain	5,227,796	5,530,950
Return of Capital	—	—
	$5,992,695	$6,395,831

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2025 (Continued)

As of December 31, 2025, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$—	$—	$44,729,603	$44,729,603

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions.

During the fiscal period ended December 31, 2025, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primary attributable to adjustments for prior year tax returns, and use of tax equalization credits, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2025, as follows:

Paid In	Distributable
Capital	Earnings
$26,056	$(26,056)

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2025, Charles Schwab and Co. held approximately 32.5% of the voting securities of the Fund.

NOTE 9 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

On January 1, 2026, the Fund’s former adviser, Kovitz Investment Group Partners, LLC (“Kovitz”), a wholly-owned indirect subsidiary Focus Financial Partners, LLC (“Focus”), reorganized into Focus Partners Wealth, LLC (the “New Adviser”), a fellow indirect wholly-owned subsidiary of Focus (the “Transaction”). As of January 1, 2026, the New Adviser serves as the investment adviser of the Fund pursuant to an interim advisory agreement dated January 1, 2026. The Transaction is not expected to result in any material change in the day-to-day management of the Fund, and the current portfolio management team of the Fund will remain the same. Shareholders of the Fund are being asked to approve a new advisory agreement between the Trust, on behalf of the Fund, and the New Adviser, at a meeting of shareholders to be held on March 31, 2026.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Al Frank Fund and
Board of Trustees of Northern Lights Fund Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Al Frank Fund (the “Fund”), a series of the Northern Lights Fund Trust II, as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated March 1, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 27, 2026

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

Al Frank Fund
ADDITIONAL INFORMATION at December 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants

Not applicable

Proxy Disclosures

Not applicable

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 30, 2025, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the investment advisory agreement between Kovitz Investment Group Partners, LLC (“Kovitz”) and the Trust on behalf of the Al Frank Fund (the “Advisory Agreement”).

Based on their evaluation of the information provided by Kovitz, in conjunction with the Al Frank Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Advisory Agreement with respect to the Al Frank Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Al Frank Fund. The materials also included due diligence materials relating to Kovitz (including due diligence questionnaires completed by Kovitz, select financial information of Kovitz, bibliographic information regarding Kovitz’s key management and investment advisory personnel, and comparative fee information relating to the Al Frank Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Advisory Agreement with respect to the Al Frank Fund. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Kovitz related to the proposed renewal of the Advisory Agreement, including Kovitz’s ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Kovitz, including the individuals that primarily monitor and execute the investment process. The Board noted the efforts made by Kovitz in generating exposure for the Al Frank Fund, including the Al Frank Fund’s newsletter and the individual marketing efforts made by Mr. Buckingham. The Board discussed Kovitz’s research capabilities, the quality of its compliance infrastructure and the experience of its Fund management personnel. Additionally, the Board received satisfactory responses from representatives of Kovitz with respect to a series of important questions, including: whether Kovitz was involved in any lawsuits or pending regulatory actions; whether Kovitz’s management of other accounts would conflict with its management of the Al Frank Fund; and whether Kovitz has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided by Kovitz of its practices for monitoring compliance with the Al Frank Fund’s investment limitations, noting that Kovitz’s CCO would continually review the

Al Frank Fund
ADDITIONAL INFORMATION at December 31, 2025 (Unaudited)(Continued)

portfolio managers’ performance of their duties to ensure compliance under Kovitz and the Al Frank Fund’s compliance programs. The Board also discussed Kovitz’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Kovitz’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted Kovitz’s representation that the prospectus and statement of additional information for the Al Frank Fund accurately describe the investment strategies of the Al Frank Fund. The Board then reviewed the capitalization of Kovitz based on representations made by representatives of Kovitz and concluded that Kovitz was sufficiently well-capitalized, or that its control persons had the ability to make additional contributions meet its obligations to the Al Frank Fund. The Board concluded that Kovitz had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Al Frank Fund Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by Kovitz to the Al Frank Fund were satisfactory.

Performance.  The Board discussed the reports prepared by Broadridge and reviewed the performance of the Al Frank Fund as compared to its peer group, Morningstar category and benchmark for the one year, three-year, five-year, ten-year and since inception periods ended June 30, 2025, noting that the Al Frank Fund underperformed its peer group median, Morningstar category median and benchmark (the S&P 500 Total Return Index for the one-year, three-year, five-year, ten-year and since inception periods. After further discussion, the Board concluded that overall, Al Frank Fund’s past performance was not unsatisfactory and generally in-line with its investment objective but that the Board would continue to monitor performance.

Fees and Expenses. As to the costs of the services to be provided by Kovitz, the Board reviewed and discussed the Al Frank Fund’s advisory fee and overall operating expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board reviewed the contractual arrangements for the Al Frank Fund, noting that Kovitz charges an advisory fee at an annual rate of 1.00% of the average daily net assets of the Al Frank Fund under the Advisory Agreement. The Board noted that the advisory fee was at the top of its peer group but not the highest in its Morningstar category. The Board also reviewed the net expenses of the Al Frank Fund as compared to its peer group and Morningstar category. The Board reviewed the Operating Expenses Limitation Agreement noting that Kovitz had agreed to waive or limit its advisory fee and/or reimburse expenses at least until April 30, 2027, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.24% of the Al Frank Fund’s average net assets for Advisor Class shares, Although the Board did note that the Al Frank Fund’s expenses were higher than others in its peer group, they were not the highest in its Morningstar category. The Board also noted that the size of the Fund does require increased technology and research expenses. The Board concluded that based on Kovitz’s experience and expertise as well as the services provided to the Al Frank Fund, the advisory fee paid by the Al Frank Fund was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Kovitz with respect to the Al Frank Fund based on profitability reports and analyses reviewed by the Board and the selected financial information provided by Kovitz. After review and discussion, the Board concluded that based on the services provided by Kovitz, the profits from Kovitz’s relationship with the Al Frank Fund were not excessive.

Economies of Scale. As to the extent to which the Al Frank Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Al Frank Fund, along with Kovitz’s expectations for growth, and concluded that any further material economies of scale were not likely to be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Kovitz as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Trustees, including a majority of the Independent Trustees, determined that: (a) the terms of the Advisory Agreement are reasonable; (b) the advisory fee is not unreasonable; and (c) the Advisory Agreement is in the best interests of the Al Frank Fund and its shareholders. In considering the renewal of the Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that renewal of the Advisory Agreement was in the best interests of the Al Frank Fund and its shareholders. Moreover, the Board noted

Al Frank Fund
ADDITIONAL INFORMATION at December 31, 2025 (Unaudited)(Continued)

that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 21, 2025, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an interim advisory agreement (the “Interim Advisory Agreement”) and a new advisory agreement (the “New Advisory Agreement” and together with the Interim Advisory Agreement, (the “New Advisory Agreements”) each between Focus Partners Wealth, LLC (“Focus Partners” or the “New Adviser”) and the Trust, on behalf of the Al Frank Fund (the “Fund” or the “Al Frank Fund”).

Based on their evaluation of the information provided by Kovitz Investment Group Partners, LLC (“Kovitz”), the Fund’s current investment adviser, and Focus Partners, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved each of the New Advisory Agreements with respect to the Al Frank Fund.

The Board discussed the proposed arrangements between the New Adviser and the Trust with respect to the Fund. The Board discussed with Counsel, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreements. Counsel discussed with the Board the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the New Advisory Agreements, including the following material factors:  (i) the nature, extent, and quality of the services to be provided by the New Adviser; (ii) the investment performance of the Fund, (iii) the costs of the services to be provided and profits to be realized by the New Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the New Adviser’s practices regarding possible conflicts of interest.

The Board relied in part on their past experience with Kovitz in managing the Fund, due to the fact that the investment of personnel of Kovitz that currently provide services to the Fund are expected to continue to do so as employees of the New Adviser. They also considered that the New Advisory Agreements are identical to the existing advisory agreement (except for the party providing advisory services and the dates of effectiveness and termination). They reflected upon their experience with Kovitz, including the information furnished for the Board’s review and consideration in the past at regular Board meetings, as well as information specifically prepared and/or presented in connection with the current approval process, including information presented at this Meeting.

In assessing the factors and reaching its decision, the Board considered information furnished by Kovitz and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared and/or presented in connection with the approval process, including:  (i) reports regarding the services and support provided to the Fund and its shareholders by Kovitz; (ii) quarterly assessments of the investment performance of the Fund by personnel of Kovitz; (iii) commentary on the reasons for the performance; (iv) presentations by Kovitz addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and Kovitz; (vi) disclosure information contained in the registration statement for the Fund and the Form ADVs of Kovitz and the New Adviser; and (vii) a memorandum from counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreements. The Board also requested and received various informational materials including, without limitation:  (a) documents containing information about Kovitz and  the New Adviser, including its financial information; a description of its personnel and the services it provides to the Fund; information on the New Adviser’s investment advice and performance; summaries of Fund expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (c) the benefits to be realized by the New Adviser from its relationship with the Fund. In considering the foregoing, the Board also considered the impact, if any, that the Transaction would have on the ability of the New Adviser to continue to provide a similar level and quality of services to the Fund and its shareholders as had previously been provided. The Board did not identify any particular information that was most relevant to its consideration to approve the New Advisory Agreements and each Trustee may have afforded different

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weight to the various factors. In deciding whether to approve the New Advisory Agreements, the Trustees considered the factors and came to the conclusions set forth below.

Nature, Extent and Quality of the Services

The Board considered responsibilities that the New Adviser would have under the New Advisory Agreements. The Board considered the services proposed to be provided by the New Adviser to the Fund and their experience with Kovitz in providing similar services, including without limitation: the quality of advisory services (including research and recommendations with respect to portfolio securities), the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, the coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund and grow its assets. The Board considered the New Adviser’s continuity of, and commitment to retain qualified personnel, commitment to maintain resources and systems, and Kovitz’s cooperation with the Board and counsel for the Fund. The Board considered the New Adviser’s personnel, including the education and experience of the personnel and the New Adviser’s compliance program, policies and procedures. The Board specifically acknowledged the fact that the personnel associated with the day-to-day management of the Fund are not anticipated to change and that investment process and day-to-day operations of the Fund are not expected to change as a result of the Transaction.

The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or Kovitz’s other accounts; and the substance and administration of the New Adviser’s code of ethics. The Board also noted that Kovitz does not utilize soft dollars.

After considering the foregoing information and further information in the Meeting Materials provided by the New Adviser, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by the New Adviser will continue to be satisfactory and adequate for the Fund and its shareholders and that the New Adviser’s standards and practices relating to the identification and mitigation of potential risks and conflicts of interest were satisfactory.

Performance

The Board considered that all of the portfolio managers and other key investment personnel currently managing the Fund are expected to continue to do so following the Transaction. The Board discussed the report prepared by Broadridge and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one-year, three-year, five-year, ten-year and since inception periods ended August 31, 2025. The Board noted that the Fund had outperformed its peer group median and Morningstar category median for the one-year period, while underperforming its benchmark, the Russell 3000 Total Return. The Board also noted that the Fund had similarly outperformed its Morningstar category median for the three-year period, but underperformed its peer group median and benchmark for the same period, while the Fund outperformed its peer group median but underperformed its Morningstar category median and benchmark for the 10 year period. The Board further noted that the Fund had underperformed its peer group median, Morningstar category median and benchmark for the 5-year and since inception periods. The Board reviewed the performance of Kovitz in managing a composite with investment strategies similar to that of the Fund and observed that the Fund’s performance was comparable. The Trustees took into consideration discussions with representatives of Kovitz regarding the reasons for the performance of the Fund. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the New Adviser was satisfactory.

Fees and Expenses.

The Board considered the Fund’s proposed fee arrangements with the New Adviser, noting that the proposed fees are the same as the current fees paid to Kovitz, and that the terms of the New Advisory Agreements are the same as the existing advisory agreement with Kovitz, except for the parties and effective and termination dates (and escrow provisions in the case of the Interim Advisory Agreement). The Board also noted that the New Adviser has agreed to maintain the current operating expense limit for the Fund pursuant to New Expense Limitation Agreements with identical terms to the existing operating expense limitation agreement, but for parties, and effective and termination dates, which expense

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limitation will remain in effect after the Closing Date until at least the end of the initial two-year term of the New Advisory Agreement. The Board found such arrangements to be beneficial to shareholders. The Board also reviewed and discussed the advisory fee and total operating expenses of the Fund as compared to its peer group and its Morningstar category as presented in the Broadridge Report. The Board noted that the 1.00% advisory fee was at the top of its peer group but not the highest in its Morningstar category. In light of these comparisons, the Board concluded that, based on the New Adviser’s experience, expertise and services expected to be provided to the Fund, the advisory fee to be charged by the New Adviser, although at the high end of the Fund’s peer group, was not unreasonable.

Profitability.

The Board also considered the level of profits that could be expected to accrue to the New Adviser with respect to the Fund based on profitability reports and profitability analyses provided by the New Adviser. The Board also reviewed the selected financial information of provided by Kovitz and the New Adviser. After review and discussion, the Board concluded that the anticipated profit from the Adviser’s relationship with the Fund was not excessive relative to the experience of the New Adviser and the nature and quality of the services to be performed by the New Adviser. The Board considered the New Adviser’s representation that it anticipates profitability for the New Adviser under the New Advisory Agreements to be similar to profitability for Kovitz during recent periods. The Board noted that it would have the opportunity to give further consideration to the Adviser’s profitability with respect to the Fund at the end of the initial two-year term of the New Advisory Agreement.

Economies of Scale.

As to the extent to which the Fund would realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and the Adviser’s expectations for growth, and concluded that any additional material economies of scale would likely not be achieved in the near term.

Other Considerations.

In approving the New Advisory Agreements, the Board considered that the New Adviser will be making a commitment to the retention and recruitment of high quality personnel, and has undertaken to maintain the same level of financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders that has previously been provided to the Fund. The Board also considered that the New Adviser has undertaken to make a commitment to the management and success of the Fund, and to employ its resources in an effort to both maintain and grow the Fund by seeking out expanded distribution opportunities, where possible. The Board also considered that the Fund will continue to receive the benefit of the strong compliance culture and financial resources of Focus Partners following the Transaction.

Conclusions

The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from the New Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each of the New Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the New Advisory Agreements are not unreasonable; (b) the investment advisory fee payable pursuant to the New Advisory Agreements is not unreasonable; and (c) the New Advisory Agreements are each in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Board member may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreements.

Advisor
Kovitz Investment Group Partners, LLC
71 S Wacker Dr., Suite 1860
Chicago, IL 60606
alfrankfunds.com

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Transfer Agent
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Fund’s web site contains resources for both current and potential shareholders, including:

●	Performance through the most recent quarter and month-end

●	Applications, including new account forms, IRA and IRA transfer forms

●	Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Not applicable

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	3/5/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	3/5/26

By (Signature and Title)

/s/ Erik Naviloff
Erik Naviloff, Principal Financial Officer/Treasurer

Date	3/5/26